UNITED STATES
                        SECURITIES AND EXCHANGE COMISSION
                             Washington, D.C. 20549

                                -----------------
                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 24, 2005

                            SOURCECORP, INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                          0-27444                75-2560895
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State or other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation                                         Identification No.)

       3232 MCKINNEY AVENUE, SUITE 1000                           75204
                DALLAS, TEXAS                                   ----------
    ----------------------------------------                    (Zip Code)
    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code (214) 740-6500

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                              ---------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement

          Please see the disclosure set forth under item "3.03 Material Modification to Rights of Security Holders" which is incorporated into this item by reference.


Item 3.03 Material Modification to Rights of Security Holders

          On June 24, 2005, the Board of Directors of SOURCECORP, Incorporated (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, par value $.01 per share (a "Common Share"), of the Company to stockholders of record at the close of business on July 4, 2005 (the "Record Date"). Except as set forth below, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share (a "Unit") of Series A Participating Preferred Stock, without par value ("Series A Shares"), at a price of $90.00 (the "Purchase Price"), subject to adjustment. The Purchase Price shall be paid in cash, or by certified check or cashier's check payable to the order of the Company. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent.

          Initially, no separate Right Certificates will be distributed. Until the earlier to occur of (i) 10 days following (A) a public announcement that, or
(B) such earlier date as a majority of the Company's Board of Directors has become aware that, a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Shares (the "Shares Acquisition Date") or (ii) 10 Business Days (or such later date as the Board of Directors may determine) following the commencement of a tender offer or exchange offer if, upon consummation thereof, such person or group would become an Acquiring Person (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any Common Shares outstanding on and after the Record Date, by the certificates representing such Common Shares. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with Common Share certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights.

          The Rights are not exercisable until the Distribution Date and will expire on June 24, 2015, unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

          If a person (other than the Company and certain other entities) becomes an Acquiring Person (other than pursuant to a tender offer for all outstanding Common Shares at a price and on terms approved by a majority of the independent Directors (a "Qualified Offer")), each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the Purchase Price, Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price. Notwithstanding any of the foregoing, following the occurrence of the event set forth above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

          In the event that, at any time following the Shares Acquisition Date,
(i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, or in which the Company is the surviving corporation but in which its Common Shares are changed or exchanged (other than pursuant to a Qualified Offer), or (ii) more than 50% of the Company's assets or earning power is sold or transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right (other than Rights that previously have been voided as set forth above) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price, common shares of the acquiring company having a value equal to two times the Purchase Price.

          The Purchase Price payable, and the number of Units of Series A Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a dividend of Series A Shares on, or a subdivision, combination or reclassification of, the Series A Shares, (ii) upon the grant to holders of the Series A Shares of certain rights or warrants to subscribe for Series A Shares or securities convertible into Series A Shares, or (iii) upon the distribution to holders of the Series A Shares of debt securities or assets (excluding regular quarterly cash dividends and dividends payable in Series A Shares) or of subscription rights or warrants (other than those referred to above).

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares that are not integral multiples of one one-thousandth of a Series A Share will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series A Shares on the last trading date prior to the date of exercise.

          At any time after the date of the Rights Agreement until the date upon which an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.001 per Right, subject to adjustments (the "Redemption Price").

          At any time after a person becomes an Acquiring Person, provided that the Acquiring Person beneficially owns not more than 50% of the outstanding Common Shares, the Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights for Common Shares at an exchange ratio of one Common Share per Right or for Series A Shares (or equivalent preference shares) at an exchange ratio of one one-thousandth of a Series A Share (or equivalent preference share) per Right.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Shares (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights.

          Any of the provisions of the Rights Agreement may be amended by the Board of Directors at any time the Rights are redeemable. Thereafter, the Rights Agreement may be amended to cure any ambiguity, to correct defects and inconsistencies or to make changes that do not adversely affect the interests of holders of the Rights (other than an Acquiring Person); provided that no supplement or amendment may cause the Rights Agreement to again become amendable other than in accordance with this sentence or to cause the Rights to again become redeemable.

          A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company or the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in
          Fiscal Year

          On June 24, 2005, the Board of Directors of the Company approved certain amendments to the Company's Amended and Restated By-Laws effective immediately. The amendments: (i) provide that only the Board of Directors, the Chairman of the Board or the President of the Company may call a special meeting of stockholders (previously, stockholders holding an aggregate of at least 25% of the common stock could call a special meeting of stockholders); (ii) permit only the chairman of a stockholders meeting to adjourn the stockholders meeting (previously, holders of a majority of the common stock present in person or represented by proxy and entitled to vote at such meeting could adjourn a stockholders meeting); (iii) establish certain advance notice and other procedural requirements with respect to stockholder action by written consent to ensure all stockholders have adequate time and information to assess whether or not they are willing to provide a consent (previously, the By-Laws did not include procedures governing stockholder actions by written consent); (iv) establish certain advance notice and other procedural requirements with respect to stockholder actions at any stockholder meeting to ensure that stockholders have adequate time and information to consider and act on any stockholder proposals that might be made (previously, the By-Laws did not include procedures governing stockholder actions at stockholder meetings); (v) revise the provisions regarding the establishment of record dates to correspond to the requirements of Delaware law and the other amendments to the By-Laws; and (vi) add provisions requiring the approval of the holders of at least 66-2/3% of the common stock for stockholders to amend or repeal the By-Laws referred to in clauses (iii) and (v) above.

          A copy of the Company's Amended and Restated By-Laws, as amended, is filed as Exhibit 3.2 to this Current Report on Form 8-K.


Item 8.01 Other Events

          On June 27, 2005, the Company issued a press release announcing the amendments to the By-Laws, the declaration of the dividend of Rights and the adoption of the Rights Agreement. The description of the press release set forth under this "Item 8.01. Other Events" is qualified in its entirety by reference to the press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)       Exhibits

Exhibit No.                               Description
-----------         ------------------------------------------------------------
3.1                 Certificate of Designation of Series A Preferred Stock

3.2                 Amended and Restated By-Laws.

4.1 Form of Rights Agreement, dated as of June 24, 2005, between SOURCECORP, Incorporated and American Stock Transfer & Trust Company which includes as Exhibit A the form of Certificate of Designations of Series A Participating Preferred Stock, as Exhibit B the form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Series A Participating Preferred Stock, is incorporated herein by reference to
                    Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on June 27, 2005.

99.1                Press Release of SOURCECORP, dated June 27, 2005.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2005

                                   SOURCECORP, INCORPORATED



                                   By: /s/ Thomas C. Walker
                                      ------------------------------------------
                                      Name:  Thomas C. Walker
                                      Title: Chairman & Chief Development
                                             Officer

                                INDEX TO EXHIBITS

Exhibit No.                               Description
-----------         ------------------------------------------------------------
3.1                 Certificate of Designation of Series A Preferred Stock

3.2                 Amended and Restated By-Laws.

4.1 Form of Rights Agreement, dated as of June 24, 2005, between SOURCECORP, Incorporated and American Stock Transfer and Trust Company which includes as Exhibit A the form of Certificate of Designations of Series A Participating Preferred Stock, as Exhibit B the form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Series A Participating Preferred Stock, is incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on June 27, 2005.

99.1                Press Release of SOURCECORP, dated June 27, 2005.